UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 18, 2006
OPTELECOM-NKF, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-8828 (Commission File Number)	52-1010850 (IRS Employer Identification No.)
12920 Cloverleaf Center Drive, Germantown, Maryland 20874
(Address of principal executive offices)                         (ZIP Code)
Registrant’s telephone number, including area code: (301) 444-2200

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management
Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
Amendments of Employment Agreements
     On December 18, 2006, the Board of Directors (the “Board”) of Optelecom-NKF, Inc. (the “Company”), upon the recommendation of the Compensation Committee of the Board (the “Compensation Committee”), approved amendments to the Employment Agreement by and between the Company and Edmund Ludwig, the Chairman and Chief Executive Officer of the Company, and the Employment Contract by and between Optelecom-NKF B.V., a wholly-owned subsidiary of the Company, and Thomas Overwijn, Executive Vice President and Chief Operating Officer of the Company’s European Operations.
     The amendments to Mr. Ludwig’s Employment Agreement:
•	Provide for a base salary of $231,000 for 2006 (adjusted as if in effect for the full year commencing January 1, 2006);

•	Provide for a base salary of $242,000 commencing January 1, 2007;

•	Provide that Mr. Ludwig shall be entitled to receive cash and equity incentives set forth in the Company’s incentive compensation program approved by the Compensation Committee, in its sole discretion, for such years upon satisfaction of the criteria set forth in such programs, with a cash incentive target equal to 55% of the current base salary for that year upon the achievement of 100% of target performance scalable above and below the target;

•	Provide that Mr. Ludwig shall be entitled to an additional payment of $46,000 as of December 31, 2006 if, as of such date, he is actively serving as the Chief Executive Officer of the Company, is actively transitioning to a successor Chief Executive Officer, as determined by the Compensation Committee of the Board of Directors in good faith, or a change of control of the Company has been consummated on or before such date;

•	Provide that Mr. Ludwig shall be entitled to an additional payment of $60,000 as of December 31, 2007 if, as of such date, he is actively serving as the Chief Executive Officer of the Company, is actively transitioning to a successor Chief Executive Officer, as determined by the Compensation Committee of the Board of Directors in good faith, or a change of control of the Company has been consummated on or before such date; and

•	Increases the amount Mr. Ludwig will receive if he properly terminates his employment by retirement in accordance with Section 14(f) of the Employment Agreement from one week to two weeks of his last annual base salary times the number of full years that he has been employed by the Company; and

•	Clarifies or corrects certain other provisions of the Employment Agreement.

     The amendment to Mr. Overwijn’s Employment Agreement increases his annual gross salary from EUR 105,000 to EUR 115,000, effective January 1, 2007.
     This summary of the amendments to the Employment Agreement with Mr. Ludwig and Mr. Overwijn is qualified in its entirety by the text of the amendments, copies of which are attached to this Form 8-K as Exhibits 10.1 and 10.2 respectively, and incorporated herein by reference.
Adoption of 2007 Incentive Plan
     On December 18, 2006, the Board approved the 2007 Incentive Plan (the “Plan”) upon the recommendation of the Compensation Committee. Under the Plan, employees of the Company, including executive officers, are eligible for both cash and equity awards, based on a combination of individual and Company performance.
     The Plan includes a Management Incentive Plan and Management Stock Award Plan pursuant to which the Company’s named executive officers are eligible to receive cash and equity awards (the “Management Plan”). If a named executive officer’s individual performance meets or exceeds expectations and the Company’s consolidated revenue and consolidated income from operations for 2007, as determined in accordance with generally accepted accounting principles in the United States, meet targets established by the Compensation Committee, the executive is eligible for a target cash payment under the Management Plan based on 2007 base salary. The target cash payments under the Management Plan are 55% of 2007 base salary for the Chief Executive Officer and 38% of 2007 base salary for the other named executive officers. A proportionate amount of the target cash payment will be made if the Company’s consolidated revenue and consolidated income from operations for 2007 are within 80% of the targets established by the Compensation Committee, but no payments will be made under the Management Plan if consolidated revenue and consolidated income from operations for 2007 are below 80% of these targets. If an individual executive’s performance exceeds expectations and/or the Company’s consolidated revenue and consolidated income from operations for 2007 exceed 100% of the targets established by the Compensation Committee, the target cash payment percentage may be increased, up to a maximum of 110% of base salary for the Chief Executive Officer and 80% of base salary for the other named executive officers.
     Also, under the Management Plan, if a named executive officer’s individual performance meets or exceeds expectations and the Company’s consolidated revenue and consolidated income from operations for 2007, as determined in accordance with GAAP, meet the targets determined by the Compensation Committee, the executive is eligible to receive a target equity award value consisting of a combination of options to purchase common stock and restricted stock awards. The target equity award values are $125,000 for the Chief Executive Officer and $95,000 for the other named executive officers. The Compensation Committee may award a proportionate amount of the target equity awards if the Company’s consolidated revenue and consolidated income from operations for 2007 are within 80% of the targets established by the Compensation Committee, but no awards will be made if consolidated revenue and consolidated income from operations for 2007 are below 80% of these targets.

Additionally, if an individual executive’s performance exceeds expectations and/or the Company’s consolidated revenue and consolidated income from operations for 2007 exceed 100% of the targets established by the Compensation Committee, the Compensation Committee may increase the target equity awards for the named executive officers. The total value of all equity awards to employees, including named executive officers, under the Plan, shall not exceed $1,250,000 and not less than one-third of the value of the equity awards to any individual under the Plan shall be in the form of restricted stock. Equity awards under the Plan will be made in the first quarter of 2008.
Item 9.01	Financial Statements and Exhibits.

Exhibit 10.1	Second Amendment to Employment Agreement, dated December 18, 2006, between Optelecom-NKF, Inc. and Edmund Ludwig

Exhibit 10.2	Amendment to Employment Contract, dated December 18, 2006, between Optelecom-NKF B.V. and Thomas Overwijn

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTELECOM-NKF, INC.
By:	/s/ Edmund Ludwig
Edmund Ludwig
Chief Executive Officer

Date: December ___, 2006

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
OPTELECOM-NKF, INC.
EXHIBIT INDEX TO FORM 8-K

Exhibit No.	Item

Exhibit 10.1	Second Amendment to Employment Agreement, dated December 18, 2006, between Optelecom-NKF, Inc. and Edmund Ludwig

Exhibit 10.2	Amendment to Employment Contract, dated December 18, 2006, between Optelecom-NKF B.V. and Thomas Overwijn